UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 21, 2024
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 21, 2024, Amalgamated Financial Corp. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business of March 27, 2024, the record date of the Annual Meeting, an aggregate of 30,500,218 shares of the Company’s common stock were issued and outstanding.

At the Annual Meeting, of the 30,500,218 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 26,984,548 shares, representing approximately 88% of the total outstanding shares. At the Annual Meeting, the stockholders voted on four proposals, as described in greater detail in the Definitive Proxy Statement and cast their votes as described below.

1.At the Meeting, the vote on the election of 12 directors to the Company’s board of directors each to serve until the annual meeting of stockholders to be held in 2025 or until that person’s successor is duly elected and qualified, was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Lynne P. Fox	25,875,970	195,150	13,442	899,986
Priscilla Sims Brown	26,053,041	18,579	12,942	899,986
Maryann Bruce	26,064,398	6,621	13,543	899,986
Mark A. Finser	26,048,840	22,679	13,043	899,986
Darrell Jackson	26,052,659	18,861	13,042	899,986
Julie Kelly	25,938,724	132,395	13,443	899,986
JoAnn S. Lilek	26,063,778	7,741	13,043	899,986
Meredith Miller	25,993,434	77,585	13,543	899,986
Robert G. Romasco	26,043,318	28,201	13,043	899,986
Edgar Romney Sr.	25,937,770	133,849	12,943	899,986
Julieta Ross	26,066,008	5,011	13,543	899,986
Scott Stoll	26,065,209	6,310	13,043	899,986

2.At the Meeting, the vote to conduct a non-binding, advisory vote on the compensation of the company's Named Executive Officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
25,683,240	387,379	13,943	899,986

3.At the Meeting, the vote vote to conduct a non-binding, advisory vote on the frequency of future advisory votes on the compensation of the company’s Named Executive Officers, was as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
24,953,299	5,185	1,083,546	42,532	899,986

4.At the Meeting, the vote to ratify the appointment of Crowe LLP as the Company’s independent auditors for 2024, was as follows:

FOR	AGAINST	ABSTAIN
26,709,583	258,943	16,022

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	Chief Executive Officer

Date: May 23, 2024

2